UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2018. The total returns for Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2018	Year Ended December 31, 2018
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value[a]	–9.18%	–9.24%
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	–9.98%	–9.46%
Morningstar US All Taxable Ex-Foreign Equity Index[b]	–9.67%	–9.48%
S&P 500 Index[b]	–6.85%	–4.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Net asset value (NAV) returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Closed-end funds struggled in 2018, in what was a tumultuous year for investments in general. Following a period of steady gains after a sharp correction in February, equity and credit markets again

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.
[b]

The Morningstar US All Taxable Ex-Foreign Equity Index measures the market-capitalization-weighted total return of taxable equity and fixed income closed-end funds; it excludes international, regional, and country closed-end funds. Index returns update frequently and are subject to change. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

encountered turbulence in the fourth quarter amid tightening financial conditions, rising global trade tensions and slowing economic growth. The broad global equity market suffered its largest annual decline since 2008.

Although economic growth remained above trend globally, momentum slowed across most regions. Europe and China in particular showed signs of deceleration. Inflation remained subdued, but indications that price pressures were building prompted the U.S. Federal Reserve (the Fed) to continue to normalize interest rates. The Fed also began to unwind its balance sheet, while the European Central Bank ended its bond buying program. Additionally, the strengthening U.S. dollar indirectly led to tighter credit conditions globally during the year—especially in emerging markets.

In this environment, the equity and fixed income closed-end fund categories both declined, although fixed income held better than equity funds as a group. The period saw a general widening in closed-end funds’ discounts to their NAVs. Equity closed-end funds average discount went from 3.4% to 6.8% at the end of the year, somewhat wider than the historical average. The average discounts on taxable fixed income and municipal funds also expanded, to 7.9% and 11.5%, compared with long-term averages of 3.1% and 3.8%, respectively.

Fund Performance

The Fund had a negative total return in the period, although it slightly outperformed its benchmark based on NAV (the Fund performed in line with its benchmark based on market price).

Security selection and an overweight allocation in multi-sector funds contributed to relative performance. These funds, which have the flexibility to maneuver around a wide range of asset classes, outperformed with a relatively modest overall decline. Security selection in U.S. general equity funds and utilities funds also aided relative performance, as did an out-of-index allocation to tax-exempt municipal funds, which fell less than the index.

The Fund’s overweight in master limited partnership (MLP) funds detracted from relative performance, as the sector was among the poorest performers in the period. Although MLPs and other midstream energy companies experienced a banner year in terms of improving industry fundamentals and operating performance, those positives were overshadowed by regulatory issues, the broad market sell-off and a sharp decline in the price of crude oil. An overweight in financial funds also hampered performance; the sector underperformed on concerns about the economy, credit and a flattening yield curve. The Fund’s out-of-index allocation to emerging market equity funds further detracted from relative performance, as they were pressured by economic weakness and currency concerns.

Sincerely,

DOUGLAS R. BOND

Portfolio Manager

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

December 31, 2018

Top Ten Holdings

(Unaudited)

Closed-End Fund	Value	% of Net Assets

Reaves Utility Income Fund	$12,706,638	4.0
PIMCO Dynamic Credit Income Fund	10,486,626	3.3
PIMCO High Income Fund	10,317,953	3.2
First Trust Energy Income and Growth Fund	10,064,209	3.2
SPDR S&P 500 ETF Trust	9,425,483	3.0
PIMCO Dynamic Income Fund	9,235,412	2.9
PIMCO Income Opportunity Fund	8,184,949	2.6
Eaton Vance Tax-Advantaged Dividend Income Fund	7,643,285	2.4
John Hancock Tax-Advantaged Dividend Income Fund	7,611,392	2.4
PIMCO Income Strategy Fund II	7,426,052	2.3

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2018

		Shares	Value
CLOSED-END FUNDS	86.0%
COMMODITIES	1.9%
BlackRock Resources & Commodities Strategy Trust		114,207	$806,301
Sprott Physical Gold and Silver Trust[a]		330,888	4,149,335
Sprott Physical Platinum & Palladium Trust[a]		111,215	1,096,180

			6,051,816

COVERED CALL	4.0%
Columbia Seligman Premium Technology Growth Fund, Inc.		202,051	3,396,478
Eaton Vance Tax-Managed Buy-Write Income Fund		99,752	1,341,664
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		66,399	895,059
Eaton Vance Tax-Managed Diversified Equity Income Fund		179,571	1,831,624
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		240,556	2,292,499
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		415,175	3,097,205

			12,854,529

EMERGING MARKETS DEBT	0.1%
Templeton Emerging Markets Income Fund		31,086	299,047

EMERGING MARKETS EQUITY	4.5%
JPMorgan Emerging Markets Investment Trust PLC (United Kingdom)		253,663	2,765,794
Templeton Emerging Markets Fund		394,167	5,203,005
Templeton Emerging Markets Investment Trust PLC (United Kingdom)		749,990	6,478,197

			14,446,996

ENERGY/ RESOURCES	1.3%
Adams Natural Resources Fund, Inc.		181,845	2,649,482
BlackRock Energy and Resources Trust		132,142	1,380,884

			4,030,366

EQUITY TAX—ADVANTAGED	8.7%
Eaton Vance Tax-Advantaged Dividend Income Fund		402,490	7,643,285
Eaton Vance Tax-Advantaged Global Dividend Income Fund		246,564	3,338,477
Gabelli Dividend & Income Trust		361,944	6,623,575
John Hancock Tax-Advantaged Dividend Income Fund		372,742	7,611,392
Nuveen Tax-Advantaged Dividend Growth Fund		117,331	1,572,235

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
Nuveen Tax-Advantaged Total Return Strategy Fund		80,778	$819,897

			27,608,861

FINANCIAL	1.5%
John Hancock Financial Opportunities Fund		169,767	4,741,592

GLOBAL EQUITY	1.5%
Altaba, Inc.[a]		29,587	1,714,271
Fidelity European Values PLC (United Kingdom)		695,797	1,837,637
Henderson EuroTrust PLC (United Kingdom)		54,587	684,505
Japan Smaller Capitalization Fund, Inc.		49,152	407,962

			4,644,375

GLOBAL HYBRID (GROWTH & INCOME)	0.2%
LMP Capital and Income Fund, Inc.		45,580	486,794

HEALTH/BIOTECH	4.9%
Gabelli Healthcare and WellnessRx Trust		338,290	3,129,182
Tekla Healthcare Investors		167,602	3,008,456
Tekla Healthcare Opportunities Fund		212,395	3,563,988
Tekla Life Sciences Investors		200,943	3,036,249
Tekla World Healthcare Fund		243,735	2,824,889

			15,562,764

INVESTMENT GRADE	0.7%
PIMCO Corporate and Income Opportunity Fund		152,985	2,346,790

LIMITED DURATION	1.1%
BlackRock Limited Duration Income Trust		133,876	1,789,922
Eaton Vance Limited Duration Income Fund		144,142	1,718,173

			3,508,095

MASTER LIMITED PARTNERSHIPS	11.1%
Fiduciary/Claymore MLP Opportunity Fund		148,812	1,322,938
First Trust Energy Income and Growth Fund		537,618	10,064,209
First Trust MLP and Energy Income Fund		248,221	2,432,566
First Trust New Opportunities MLP & Energy Fund		555,183	4,186,080
Kayne Anderson Midstream/Energy Fund, Inc.		183,998	1,775,581
Kayne Anderson MLP Investment Company		450,513	6,199,059
Neuberger Berman MLP Income Fund, Inc.		518,279	3,467,286
Tortoise Energy Infrastructure Corp.		90,806	1,807,039

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
Tortoise MLP Fund, Inc.		346,339	$4,242,653

			35,497,411

MULTI-SECTOR	14.3%
PIMCO Dynamic Credit Income Fund		498,177	10,486,626
PIMCO Dynamic Income Fund		316,498	9,235,412
PIMCO High Income Fund		1,288,134	10,317,953
PIMCO Income Opportunity Fund		322,369	8,184,949
PIMCO Income Strategy Fund II		779,229	7,426,052

			45,650,992

MUNICIPAL	12.7%
BlackRock Investment Quality Municipal Trust, Inc.		83,923	1,108,623
BlackRock Municipal Bond Trust		20,854	278,818
BlackRock Municipal Income Investment Quality Trust		29,605	387,826
BlackRock Municipal Income Trust		25,942	316,233
BlackRock MuniEnhanced Fund, Inc.		106,221	1,051,588
BlackRock MuniHoldings Fund, Inc.		34,728	511,543
BlackRock MuniHoldings Investment Quality Fund		112,299	1,430,689
BlackRock MuniHoldings New York Quality Fund, Inc.		80,569	965,217
BlackRock MuniHoldings Quality Fund II, Inc.		41,070	471,073
BlackRock MuniHoldings Quality Fund, Inc.		44,619	505,087
BlackRock MuniVest Fund, Inc.		124,512	1,028,469
BlackRock MuniYield Fund, Inc.		74,300	930,236
BlackRock MuniYield Quality Fund II, Inc.		76,310	872,223
BlackRock MuniYield Quality Fund III, Inc.		113,309	1,365,373
BlackRock MuniYield Quality Fund, Inc.		97,129	1,260,734
BlackRock Strategic Municipal Trust		64,404	767,052
Eaton Vance Municipal Income Trust		126,809	1,434,210
Invesco Municipal Trust		111,382	1,240,795
Nuveen AMT-Free Quality Municipal Income Fund		191,047	2,351,789
Nuveen California Quality Municipal Income Fund		86,334	1,100,758
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund		233,796	3,268,468
Nuveen Enhanced Municipal Value Fund		105,588	1,358,918
Nuveen Municipal Credit Income Fund		476,468	6,394,201
Nuveen Municipal Value Fund, Inc.		383,745	3,557,316
Nuveen Quality Municipal Income Fund		212,441	2,664,010
PIMCO Municipal Income Fund		102,415	1,285,308

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
Pioneer Municipal High Income Trust		44,244	$484,914
Putnam Managed Municipal Income Trust		221,133	1,486,014
Western Asset Municipal Partners Fund, Inc.		40,063	556,876

			40,434,361

PREFERRED	4.6%
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.		91,655	1,867,012
Flaherty & Crumrine Preferred Income Fund, Inc.		103,652	1,197,181
Flaherty & Crumrine Preferred Securities Income Fund, Inc.		142,164	2,378,404
John Hancock Preferred Income Fund III		162,503	2,574,048
Nuveen Preferred & Income Term Fund		101,505	2,052,431
Nuveen Preferred Income Opportunities Fund		562,089	4,687,822

			14,756,898

REAL ESTATE	4.0%
CBRE Clarion Global Real Estate Income Fund		352,054	2,168,653
Neuberger Berman Real Estate Securities Income Fund, Inc.		1,056,550	4,384,682
Nuveen Real Asset Income and Growth Fund		149,610	2,039,184
Nuveen Real Estate Income Fund		492,273	4,164,630

			12,757,149

U.S. GENERAL EQUITY	3.3%
Gabelli Equity Trust, Inc.		1,044,329	5,326,078
Royce Value Trust, Inc.		162,924	1,922,503
Source Capital, Inc.		73,698	2,398,870
Tri-Continental Corp.		32,837	772,326

			10,419,777

U.S. HYBRID (GROWTH & INCOME)	1.6%
Guggenheim Strategic Opportunities Fund		277,001	5,060,808

UTILITY	4.0%
Reaves Utility Income Fund		431,758	12,706,638

TOTAL CLOSED-END FUNDS (Identified cost—$318,195,229)			273,866,059

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
EXCHANGE-TRADED FUNDS	11.0%
EMERGING MARKETS EQUITY	0.9%
iShares MSCI Emerging Markets ETF		73,510	$2,871,301

FINANCIAL	3.0%
Financial Select Sector SPDR Fund		286,190	6,817,046
iShares MSCI Europe Financials ETF		81,224	1,376,747
SPDR S&P Bank ETF		36,265	1,354,498

			9,548,291

HEALTH/BIOTECH	0.8%
iShares Nasdaq Biotechnology ETF		27,994	2,699,461

U.S. GENERAL EQUITY	6.3%
SPDR S&P 500 ETF Trust		37,714	9,425,483
Consumer Discretionary Select Sector SPDR ETF		53,647	5,311,589
Vanguard S&P 500 ETF Trust		23,254	5,344,002

			20,081,074

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$39,974,814)			35,200,127

SHORT-TERM INVESTMENTS	2.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24%[b]		8,828,704	8,828,704

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,828,704)			8,828,704

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$366,998,747)	99.8%		317,894,890
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		595,548

NET ASSETS (Equivalent to $11.71 per share based on 27,209,148 shares of common stock outstanding)	100.0%		$318,490,438

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
SPDR	Standard & Poor’s Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments in securities, at value (Identified cost—$366,998,747)	$317,894,890
Cash	240,344
Receivable for dividends	780,785
Other assets	1,637

Total Assets	318,917,656

LIABILITIES:
Payable for:
Investment management fees	262,002
Dividends declared	165,052
Directors’ fees	164

Total Liabilities	427,218

NET ASSETS	$318,490,438

NET ASSETS consist of:
Paid-in capital	$369,462,543
Total distributable earnings/(accumulated loss)	(50,972,105)

$318,490,438

NET ASSET VALUE PER SHARE:
($318,490,438 ÷ 27,209,148 shares outstanding)	$11.71

MARKET PRICE PER SHARE	$11.09

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.29)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividend income	$15,398,444

Expenses:
Investment management fees	3,455,119
Directors’ fees and expenses	21,143
Miscellaneous	3,403

Total Expenses	3,479,665
Reduction of Expenses (See Note 2)	(24,546)

Net Expenses	3,455,119

Net Investment Income (Loss)	11,943,325

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	12,812,728
Foreign currency transactions	(7,246)

Net realized gain (loss)	12,805,482

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(59,231,710)
Foreign currency translations	(112)

Net change in unrealized appreciation (depreciation)	(59,231,822)

Net Realized and Unrealized Gain (Loss)	(46,426,340)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,483,015)

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$11,943,325	$11,926,701
Net realized gain (loss)	12,805,482	70,105,503
Net change in unrealized appreciation (depreciation)	(59,231,822)	(26,539,275)

Net increase (decrease) in net assets resulting from operations	(34,483,015)	55,492,929

Distributions to shareholders[a]	(23,826,142)	(28,406,351)
Tax return of capital to shareholders	(4,580,209)	—

Total distributions	(28,406,351)	(28,406,351)

Total increase (decrease) in net assets	(62,889,366)	27,086,578
Net Assets:
Beginning of year	381,379,804	354,293,226

End of year	$318,490,438	$381,379,804

[a]

Distributions to shareholders from net investment income for the year ended December 31, 2017 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.02	$13.02	$12.34	$14.42	$14.06

Income (loss) from investment operations:

Net investment income (loss)[a,b]	0.44	0.44	0.57	0.60	0.69
Net realized and unrealized gain (loss)	(1.71)	1.60	1.15	(1.64)	0.71

Total from investment operations	(1.27)	2.04	1.72	(1.04)	1.40

Less dividends and distributions to shareholders from:

Net investment income	(0.87)	(1.04)	(0.89)	(0.81)	(1.04)
Tax return of capital	(0.17)	—	(0.15)	(0.23)	—

Total dividends and distributions to shareholders	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)

Net increase (decrease) in net asset value	(2.31)	1.00	0.68	(2.08)	0.36

Net asset value, end of year	$11.71	$14.02	$13.02	$12.34	$14.42

Market value, end of year	$11.09	$13.31	$11.70	$10.96	$13.16

Total net asset value return[c]	–9.24%	16.67%	15.31%	–6.57%	10.92%

Total market value return[c]	–9.46%	23.26%	16.67%	–9.04%	13.19%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$318.5	$381.4	$354.3	$335.8	$392.4

Ratios to average daily net assets:

Expenses (before expense reduction)[d]	0.96%	0.96%	0.96%	0.96%	0.96%

Expenses (net of expense reduction)[d]	0.95%	0.95%	0.95%	0.95%	0.95%

Net investment income (loss) (before expense reduction)[b,d]	3.28%	3.19%	4.45%	4.36%	4.71%

Net investment income (loss) (net of expense reduction)[b,d]	3.29%	3.20%	4.46%	4.37%	4.72%

Portfolio turnover rate	37%	80%	36%	19%	33%

[a]	Calculation based on average shares outstanding.
[b]	Net investment income (loss) is affected by the timing of distributions of the underlying funds in which the Fund invests.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Does not include expenses incurred by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds:
Global Equity	$4,644,375	$2,122,233	$2,522,142	$—
Emerging Markets Equity	14,446,996	5,203,005	9,243,991	—
Other	254,774,688	254,774,688	—	—
Exchange-Traded Funds	35,200,127	35,200,127	—	—
Short-Term Investments	8,828,704	—	8,828,704	—

Total Investments in Securities[a]	$317,894,890	$297,300,053	$20,594,837	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from closed-end funds (CEFs) and exchange-traded funds (ETFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and ETFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and ETFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: The Fund makes regular distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2018, a portion of the dividends has been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses, exclusive of brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses, do not exceed 0.95% of the Fund’s average daily net assets. This commitment will remain in place for the life of the Fund. For the year ended December 31, 2018, fees waived and/or expenses reimbursed totaled $24,546.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2018, totaled $132,577,787 and $136,410,011, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2018	2017
Ordinary income	$22,254,483	$27,113,248
Tax-exempt income	1,571,659	1,293,103
Tax return of capital	4,580,209	—

Total dividends and distributions	$28,406,351	$28,406,351

As of December 31, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$368,912,113

Gross unrealized appreciation on investments	$2,673,164
Gross unrealized depreciation on investments	(53,690,499)

Net unrealized appreciation (depreciation) on investments	$(51,017,335)

During the year ended December 31, 2018, the Fund utilized net capital loss carryforwards of $11,678,476. During the year ended December 31, 2018, the Fund had net capital loss carryforwards of $3,657,996 which expired unused.

As of December 31, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gains on passive foreign investment companies and permanent book/tax differences primarily attributable to fund distributions and the expiration of capital loss carryforwards. To reflect reclassifications arising from the permanent differences, paid-in capital was

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

charged $15,384,449 and total distributable earnings/(accumulated loss) was credited $15,384,449. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2018 and December 31, 2017, the Fund did not issue shares of common stock for the reinvestment of dividends.

The Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2019, through the fiscal year ended December 31, 2019.

During the years ended December 31, 2018 and December 31, 2017, the Fund did not effect any repurchases.

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Risks of Investing in Other Investment Companies: Since the Fund concentrates its assets in closed-end management investment companies, risks of investing in the Fund include the risks associated with the purchased closed-end investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased closed-end investment companies (“Portfolio Funds”). Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, exchange-traded funds and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

Sector Concentration Risk: Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, such as real estate, energy or utilities, the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

Covered Call Writing Risk: The Fund may invest in Portfolio Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Municipal Bond Risk: The Fund may invest in Portfolio Funds that invest in municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds.

Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Senior Loans Risk: The Fund may invest in Portfolio Funds that invest in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Portfolio Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Portfolio Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments.

Preferred Securities Risk: The Fund may invest in Portfolio Funds that invest in preferred securities. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. Portfolio Funds may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Portfolio Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Leverage Risk: Portfolio Funds may employ the use of leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Portfolio Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Portfolio Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders, including the Fund. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders, including the Fund, would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Portfolio Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Portfolio Fund had been unlevered. To the extent that the Portfolio Fund is required or elects to reduce its leverage, the Portfolio Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended December 31, 2018, which had no effect on the Fund’s net assets or results of operations.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Closed-End Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Closed-End Opportunity Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 26, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2018) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (11/24/06)	One Year	Five Years	Ten Years	Since Inception (11/24/06)
–9.24%	4.82%	11.15%	4.55%	–9.46%	6.04%	10.76%	3.80%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

TAX INFORMATION—2018 (Unaudited)

For the calendar year ended December 31, 2018, for individual taxpayers, the Fund designates $6,642,056 as qualified dividend income eligible for reduced tax rates and $1,571,659 as tax-exempt income distributions. In addition, for corporate taxpayers, 16.51% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestments of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Douglas R. Bond 1959	Vice President	Executive Vice President of CSCM since 2004.	Since 2007

Yigal D. Jhirad 1965	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Douglas R. Bond

Vice President

Yigal D. Jhirad

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Closed-End

Opportunity

Fund

Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

FOFAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the Fund’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$42,410	$41,530
Audit-Related Fees	$0	$0
Tax Fees	$5,850	$5,740
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)    No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$5,850	$5,740
Investment Advisor	$0	$0

(h)    The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of December 31, 2018, the members of the committee were Frank K. Ross (chairman), Michael G. Clark, George Grossman and Gerald J. Maginnis. Mr. Ross retired on December 31, 2018 pursuant to the Fund’s mandatory retirement policy, and Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. Effective January 1, 2019, the members of the committee are Messrs. Maginnis (chairman), Clark and Grossman.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

A. Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, Cohen & Steers follows the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owners of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by Cohen & Steers in exercising proxy voting rights:

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., Cohen & Steers Capital Management, Inc. may discount long-term views on a short-term holding).

Voting for Directors Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight[2], or fiduciary responsibilities at the company; and

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nince (9) years are reclassified as non-independent unless the company can explain why they remain independent.

[2]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or a significant pledging of company stock in the aggregate by the officers and directors of a company.

•

Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

The Majority Vote for Directors

Cohen & Steers generally votes for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Separation of Chairman and CEO

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. Cohen & Steers does recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

The Independent Chairman

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

Lead Independent Directors

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers vote for the appointment of a lead independent director.

Board Independence

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

Board Size

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

Classified Boards

Cohen & Steers generally votes in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.

Independent Committees

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. Cohen & Steers alsos vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in cases where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between the executives’ pay and the company’s performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure on Executive and Director Pay. Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Automatic single-triggered award vesting upon CIC;
•	Discretionary vesting authority;
•	Liberal share recycling on various award types; and
•	Minimum vesting period for grants made under the plan.

•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements for most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy; and
•	Whether the company has established post exercise/vesting share-holding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Stock Ownership Requirements. Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods. Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation. Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews on a case-by-case basis proposals to ratify shareholder rights plans taking into consideration the length of the plan.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes. Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

Shareholder Ability to Call Special Meetings. Cohen & Steers votes on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent. Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Supermajority Vote Requirements. Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.

Cohen & Steers also votes for management proposals to adopt confidential voting.

Date/Location of Meeting. Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;

•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Social Proposals (SP). Cohen & Steers believes board and workforce diversity are beneficial t the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against the proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the registrant, as of March 11, 2019, is set forth below.

Douglas R. Bond • Vice President • Portfolio manager since inception	Executive Vice President of CSCM since 2004.

The portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2018, the number of other accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio manager does not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that he manages.

Douglas Bond	Number of accounts	Total assets

• Registered investment companies	1	$266,482,013

• Other pooled investment vehicles	0	$0

• Other accounts	4	$187,932,979

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio manager as of December 31, 2018:

Dollar Range of Securities Owned
Douglas R. Bond	$100,001-$500,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the Morningstar U.S. All Taxable Ex-Foreign Equity Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has two funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the registrant’s investment advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 4, 2018, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2019 through December 31, 2019.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2018.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2018.

Item 13. Exhibits.

(a)(1) The amended Code of Ethics is filed herewith.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 11, 2019